 Table of Contents

EXHIBIT 24.1

POWER OF ATTORNEY

The undersigned, a director and/or officer of Cooper-Standard Holdings Inc., a Delaware corporation, ("Registrant") hereby constitutes and appoints James S. McElya, Allen J. Campbell and Timothy W. Hefferon, each or any of them, his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 3, 2006 on behalf of Registrant, or any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended and to file the same, with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has duly executed this instrument as of the 27th day of April, 2006.

James S. McElya	Allen J. Campbell
Chief Executive Officer and President	Vice President and Chief Financial
(Principal Executive Officer)	Officer
and Director	(Principal Financial Officer)

S.A. Johnson	Helen T. Yantz
Non-Executive Chairman and Director	Vice President and Controller
(Principal Accounting Officer)
/s/ John C. Kennedy John C. Kennedy	Michael F. Finley
Director	Director
/s/ Leo F. Mullin Leo F. Mullin	Gerald J. Cardinale
Director	Director

Kenneth L. Way	Jack Daly
Director	Director

Table of Contents

POWER OF ATTORNEY

The undersigned, a director and/or officer of Cooper-Standard Automotive Inc., an Ohio Corporation, ("Registrant") hereby constitutes and appoints James S. McElya, Allen J. Campbell and Timothy W. Hefferon, each or any of them, his true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 3, 2006 on behalf of Registrant, or any related registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended and to file the same, with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has duly executed this instrument as of the 27th day of April, 2006.

James S. McElya	Allen J. Campbell
Chief Executive Officer and President	Vice President and Chief Financial
(Principal Executive Officer)	Officer
and Director	(Principal Financial Officer)

S.A. Johnson	Helen T. Yantz
Non-Executive Chairman and Director	Vice President and Controller
(Principal Accounting Officer)
/s/ John C. Kennedy John C. Kennedy	Michael F. Finley
Director	Director
/s/ Leo F. Mullin Leo F. Mullin	Gerald J. Cardinale
Director	Director

Kenneth L. Way	Jack Daly
Director	Director